                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 8, 2003

                           Health Fitness Corporation
             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

       0-25064                                                   41-1580506
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)

                     3600 American Boulevard West, Suite 560
                          Minneapolis, Minnesota 55431
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 831-6830
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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The Registrant hereby amends Item 7 of its Current Report on Form 8-K dated
December 8, 2003 as set forth below:

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired:

                  (i) Audited financial statements of the Health & Fitness Services Business, which operates as a division of Johnson & Johnson Health Care Systems Inc., a subsidiary of Johnson & Johnson, as of December 29, 2002 and December 30, 2001 and for the years ended December 29, 2002 and December 30, 2001 are filed as part of this report on the following pages immediately following the signature page of this report:

Report of Independent Accountants......................................     F1-1

Balance Sheets as of December 29, 2002 and December 30, 2001 ..........     F1-2

Income Statements for the years ended December 29, 2002 and
December 30, 2001......................................................     F1-3

Statements of Cash Flows for the years ended December 29, 2002 and
December 30, 2001......................................................     F1-4

Notes to Financial Statements..........................................     F1-5

                  (ii) Unaudited financial statements of the Health & Fitness Services Business, which operates as a division of Johnson & Johnson Health Care Systems Inc., a subsidiary of Johnson & Johnson, as of September 28, 2003 and for the nine months ended September 28, 2003 and September 29, 2002 are filed as part of this report on the following pages immediately following the signature page of this report:

Balance Sheets as of September 28, 2003 and December 29, 2002 .........     F2-1

Income Statements for nine months ended September 28, 2003 and
September 29, 2002.....................................................     F2-2

Statements of Cash Flows for nine months ended September 28, 2003
and September 29, 2002.................................................     F2-3

Notes to Financial Statements..........................................     F2-4

         (b) Pro forma financial information. The unaudited pro forma financial information set forth below is filed as part of this report on the following pages immediately following the signature page of this report:

Introduction to Pro Forma Unaudited Combined Financial Statements......     F5-1

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
Pro Forma Unaudited Combined Balance Sheet as
of September 30, 2003..................................................     F5-2

Pro Forma Unaudited Combined Statement of
Operations for the nine months ended September 30, 2003................     F5-3

Pro Forma Unaudited Combined Statement of
Operations for the year ended December 31, 2002........................     F5-4

Notes to Pro Forma Unaudited Combined Financial Statements.............     F5-5

         (c)      Exhibits:

                  See Exhibit Index on page following Signatures.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: February 6, 2004

                                                      HEALTH FITNESS CORPORATION

                                                      By /s/ Wesley Winnekins
                                                        ------------------------
                                                         Chief Financial Officer

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                                  EXHIBIT INDEX

                           Health Fitness Corporation
                             Form 8-K Current Report

Exhibit Number                           Description
   10.1*          Asset Purchase Agreement dated August 25, 2003 between Johnson
                  & Johnson Health Care Systems Inc. and Health Fitness
                  Corporation - incorporated by reference to Exhibit 10.3 of
                  Health Fitness Corporation's Quarterly Report on Form 10-Q for
                  the quarter ended September 30, 2003

   23.1           Consent of PricewaterhouseCoopers LLP

   99.1*          Press release dated December 8, 2003

   99.2           Audited financial statements of the Health & Fitness Services
                  Business, which operates as a division of Johnson & Johnson
                  Health Care Systems Inc., a subsidiary of Johnson & Johnson, for the two years ended December 29, 2002 and December 30, 2001.

   99.3           Unaudited financial statements of the Health & Fitness
                  Services Business, which operates as a division of Johnson &
                  Johnson Health Care Systems Inc., a subsidiary of Johnson &
                  Johnson, for the nine months ended September 28, 2003 and September 29, 2002.

   99.4           Unaudited Pro Forma Combined Financial Statements

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* Previously field.